Summary Prospectus May 1, 2020 Class I and P Shares Large-Cap Growth Portfolio
This summary prospectus is intended for use in connection with variable life insurance policies and variable annuity contracts issued by Pacific Life Insurance Company (“Pacific Life”) and Pacific Life & Annuity Company (“PL&A”) and is not intended for use by other investors.

Before you invest, you may want to review the Fund’s prospectus, as may be supplemented or amended from time to time, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at www.pacificlife.com/PacificSelectFund.html. You can also obtain this information at no cost by sending an email request to PSFdocumentrequest@pacificlife.com or by calling:

Pacific Life Annuity Contract Owners:	1-800-722-4448	(6 a.m. – 5 p.m. Pacific time, Monday through Friday)
Annuity Financial Advisors:	1-800-722-2333	(6 a.m. – 5 p.m. Pacific time, Monday through Friday)
Pacific Life Insurance Policy Owners:	1-800-347-7787	(5 a.m. – 5 p.m. Pacific time, Monday through Friday)
PL&A Annuity Contract Owners:	1-800-748-6907	(6 a.m. – 5 p.m. Pacific time, Monday through Friday)
PL&A Life Insurance Policy Owners:	1-888-595-6997	(5 a.m. – 5 p.m. Pacific time, Monday through Friday)
The Fund’s statutory prospectus and statement of additional information, both dated May 1, 2020, as may be supplemented or amended from time to time, are incorporated by reference into this summary prospectus.
Beginning January 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary (Pacific Life/PL&A). Instead, the shareholder reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund or Pacific Life/PL&A using one of the phone numbers listed above. You may elect to receive all future reports in paper free of charge. You can inform the Fund or Pacific Life/PL&A that you wish to continue receiving paper copies by using one of the phone numbers listed above. Your election to receive reports in paper will apply to all communications received for all Funds held with Pacific Select Fund.

Investment Goal

This Fund seeks long-term growth of capital; current income is of secondary importance.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table below does not reflect expenses and charges that are, or may be, imposed under your variable annuity contract or variable life insurance policy. For information on these charges, please refer to the applicable contract or policy prospectus.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class P
Management Fee	0.71%	0.71%
Service Fee	0.20%	0.00%
Other Expenses	0.03%	0.03%
Total Annual Fund Operating Expenses	0.94%	0.74%
Less Fee Waiver[1]	(0.05%)	(0.05%)
Total Annual Fund Operating Expenses after Fee
Waiver	0.89%	0.69%

[1]	PLFA has agreed to waive 0.045% of its management fee through April 30, 2021. The agreement is terminable upon approval of the Board of Trustees and prior written notice to the investment adviser.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Examples assume that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown, except for the fee waiver, which is only reflected for the contractual period. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

These Examples do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be higher if they did. Keep in mind that this is only an estimate; actual expenses and performance may vary.

Your expenses (in dollars) if you sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class I	$91	$295	$515	$1,150
Class P	$70	$232	$407	$ 914

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its holdings). A higher portfolio turnover rate reflects a greater number of securities being bought or sold, which may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance. During the fiscal year ended December 31, 2019, the portfolio turnover rate was 42% of the average value of the Fund.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in equity securities of large-capitalization companies. The Fund primarily invests in large-capitalization stocks of U.S. companies that the sub-adviser believes can sustain above average returns on invested capital at a higher level and over a longer period of time than reflected in current market prices. The sub-adviser considers a company to be a large-capitalization company if it is within the range of the Fund’s current benchmark index, the Russell 1000 Growth Index, which measures the performance of the large-capitalization growth segment of the U.S. equity universe. As of December 31, 2019, the market capitalization range of the Russell 1000 Growth Index was approximately $267.2 million to $1.3 trillion. As of December 31, 2019, the weighted average market capitalization of the Fund was approximately $323.5 billion.

The Fund may also invest up to 20% of its assets in foreign securities of any capitalization size, including in emerging market countries.

In selecting securities, the sub-adviser seeks to invest in companies that possess dominant market positions or franchises, a major technological edge, or a unique competitive advantage. The sub-adviser may sell a holding when it appreciates to a stated target, it fails to perform as expected or when other opportunities appear more attractive. Sector allocations are determined based upon the Manager's assessment of investment opportunities and/or market conditions.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to separate Principal Risks that are each defined in the Principal Risks section below.

While the Fund may be subject to various risk exposures at any given time depending on market conditions and other factors impacting holdings and investment strategies, the Fund under normal circumstances is subject to the following principal risks:

• Equity Securities Risk: Equity securities tend to go up or down in value, sometimes rapidly and unpredictably.

• Growth Companies Risk: Growth companies have the potential for above-average or rapid growth but may be subject to greater price volatility than investments in “undervalued” companies.

• Large-Capitalization Companies Risk: Although large-capitalization companies tend to have more stable prices than smaller, less established companies, they are still subject to equity securities risk. In addition, their prices may not rise as much as the prices of companies with smaller market capitalizations.

• Active Management Risk: The Manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could negatively impact the Fund’s performance.

• Currency Risk: A decline in the value of a foreign currency relative to the U.S. dollar reduces the value in U.S. dollars of the Fund’s investments in that foreign currency and investments denominated in that foreign currency.

• Emerging Markets Risk: Investments in or exposure to investments in emerging market countries may be riskier than investments in or exposure to investments in U.S. and other developed markets for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, a higher degree of political and economic instability, the impact of economic sanctions, less governmental regulation and supervision of the financial industry and markets, and less stringent financial reporting and accounting standards and controls.

• Foreign Markets Risk: Exposure to a foreign market can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions of that market. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

• Liquidity Risk: Certain holdings may be difficult to purchase, sell and value, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. The Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other more desirable, more liquid securities or sell less liquid or illiquid securities at a loss if needed to raise cash to conduct operations, including to meet redemption requests.

• Mid-Capitalization Companies Risk: Mid-capitalization companies may be subject to greater risk of their values going up or down rapidly or unpredictably and be more vulnerable to economic, market and industry changes than larger, more established companies.

• Sector Risk: The Fund may be invested more heavily from time to time in a particular sector (which is more broadly defined than an industry classification) based on investment opportunities or market conditions. If the Fund is invested more heavily in a particular sector, its performance will be more sensitive to developments that affect that sector. Individual sectors may rise and fall more than the broader market. In addition, issuers within a sector may all react in the same way to economic, political, regulatory or other events.

• Small-Capitalization Companies Risk: Small-capitalization companies may be more susceptible to liquidity risk and price volatility and be more vulnerable to economic, market and industry changes than larger, more established companies.

• Underlying Fund Risk: Because the Fund may serve as an underlying fund of one or more “fund of funds” of the Trust and thus may have a significant percentage of its outstanding shares held by such fund of funds, a change in asset allocation by the fund of funds could result in large redemptions out of the Fund, causing potential increases in expenses to the Fund and sale of securities in a short timeframe, both of which could negatively impact performance.

Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index. The bar chart shows the performance of the Fund’s Class I shares. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects fee waivers or expense limitations, if any, that were in effect during the periods presented.

BlackRock Investment Management, LLC (“BlackRock”) began managing the Fund on January 1, 2013 on an interim basis using a large-cap growth index strategy. Effective May 1, 2013, BlackRock began managing the Fund on a non-interim basis and some of its investment policies changed at that time. Other firms managed the Fund before January 1, 2013.

Calendar Year Total Returns (%)

Best and worst quarterly performance reflected within the bar chart: Q1 2012: 19.26%; Q4 2018: (15.82%)

Average Annual Total Returns (For the periods ended December 31, 2019)	1 year	5 years	10 years	Since Inception
Class I (incepted January 2, 2001)	32.34%	13.96%	14.64%	N/A
Class P (incepted May 2, 2011)	32.61%	14.19%	N/A	14.22%
Russell 1000 Growth Index (reflects no deductions for fees, expenses, or taxes)	36.39%	14.63%	15.22%	N/A

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Adviser – BlackRock Investment Management, LLC. The primary persons responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Lawrence G. Kemp, CFA, Managing Director	Since 2013
Phil Ruvinsky, Managing Director	Since 2020

Purchase and Sale of Fund Shares

The Fund is offered at net asset value (“NAV”) and is available as an underlying investment option for variable life insurance policies and variable annuity contracts (“variable products”) issued by Pacific Life and PL&A. You do not buy, sell or exchange shares of the Fund – you choose investment options through your variable product. The life insurance companies then invest in the Fund if you choose it as an investment option, and redeem shares of the Fund if you choose to decrease that investment option. Any minimum initial or subsequent investment requirements and procedures for purchase or redemption of shares of the Fund that apply to your variable product should be described in the prospectus for the variable product.

Tax Information

Because the only shareholders of the Fund are the insurance companies offering the variable products and as applicable certain funds of funds of the Trust, no discussion is included here about the federal income tax consequences at the shareholder level. The federal income tax consequences for purchasers of a variable product are described in the prospectus for the variable product.

Payments to Broker-Dealers and Other Financial Intermediaries

Pacific Select Distributors, LLC (“PSD”), the distributor for the Fund and for the variable products, may pay broker-dealers or other financial intermediaries (such as insurance companies) for the sale of the variable products and related services, including shareholder servicing. The Fund’s service fee or distribution/service fee, as applicable, which is paid to PSD, can be used for a part of these payments. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the variable product, a share class and/or the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information. If offered for the Fund, Class P shares do not pay a service or distribution/service fee to PSD.